Exhibit 99.2

Exhibit 99.2(a)

Consent of Director Nominee

TryHard Holdings Limited is filing a Registration Statement on Form F-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of ordinary shares of TryHard Holdings Limited. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of TryHard Holdings Limited in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

Dated: June 3, 2025

/s/ Rakuyo Otsuki
Name:	Rakuyo Otsuki

Exhibit 99.2(b)

Consent of Director Nominee

TryHard Holdings Limited is filing a Registration Statement on Form F-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of ordinary shares of TryHard Holdings Limited. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of TryHard Holdings Limited in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

Dated: June 3, 2025

/s/ Kawabe Tetsuya
Name:	Kawabe Tetsuya

Exhibit 99.2(c)

Consent of Director Nominee

TryHard Holdings Limited is filing a Registration Statement on Form F-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of ordinary shares of T:ryHard Holdings Limited. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of TryHard Holdings Limited in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

Dated: June 3, 2025

/s/ Yusei Hatakeyama
Name:	Yusei Hatakayama